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                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U
                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V
                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I
                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                      SUPPLEMENT DATED OCTOBER 28, 2008 TO
                        PROSPECTUSES DATED APRIL 28, 2008

This Supplement is intended to supplement prospectuses dated April 28, 2008 that describe the following Contracts issued by John Hancock Life Insurance Company or by John Hancock Variable Life Insurance Company:

  Accommodator Variable Annuity             Patriot Variable Annuity
  Accommodator 2000 Variable Annuity        Revolution Access Variable Annuity
  Declaration Variable Annuity              Revolution Extra Variable Annuity
  Independence Variable Annuity             Revolution Value Variable Annuity
  Independence 2000 Variable Annuity        Revolution Value II Variable Annuity
  Independence Preferred Variable Annuity   Wealth Builder Variable Annuity

Recently, the John Hancock Trust supplemented its prospectus to disclose that its money market portfolio, the Money Market Trust and the Money Market Trust B (each a "Money Market Fund," and collectively, the "Money Market Funds"), has made an application to participate in the U.S. Treasury Department's Temporary Guarantee Program (the "Program") and provides relevant details about the Program. The Money Market Funds are Investment Options under variable annuity and variable life insurance contracts (the "Contracts") issued by either John Hancock Life Insurance Company through Separate Account H, U or V, or John Hancock Variable Life Insurance Company through Separate Account I or JF, and the Portfolio's participation in the Program may affect owners of Contracts who have Contract Value invested in the Sub-Account of Separate Account H, Separate Account U, Separate Account V, Separate Account I or Separate Account JF that invests in shares of a Money Market Fund (the "Money Market Sub-Account"). Generally speaking, Contract Owners having Contract Value invested in the Money Market Sub-Account will receive the same potential benefits from the Program as will persons who hold shares of a Money Market Fund directly.

In effect (as described in more detail in the Money Market Fund supplement), the Program provides anyone who was a shareholder of a Money Market Fund on September 19, 2008, with a guarantee that if the Portfolio is liquidated during the period in which the Program is in effect as a result of a decline in the value of the Portfolio's shares below $1.00 per share ($10.00 per share in the case of the Money Market Trust), the holder of such shares will receive an amount equal to the difference between the value of the shares on the liquidation date and $1.00 ($10.00 in the case of the Money Market Trust) (the "Share Difference Amount").* The Program only covers shares held by an investor on both September 19, 2008 and the liquidation date. Payments to a Money Market Fund under the Program are also subject to other conditions and restrictions.

Contract Owners having Contract Value invested in the Money Market Sub-Account on September 19, 2008, will receive indirectly the potential benefits of the Program on substantially the same terms as shareholders of the Money Market Funds. More specifically, this means that in the event a Money Market Fund liquidates (as described in the Money Market Fund supplement) and receives payments under the Program, qualifying Contract Owners will be credited with additional Contract Value in an amount equal to the Share Difference Amount attributable to the shares of the Money Market Fund supporting their Contract Value on the liquidation date. Qualifying Contract Owners will only receive this benefit as to the Share Difference Amount attributable to Money Market Fund shares supporting their Contract Value on both September 19, 2008 and the liquidation date.

Although the Program provides the same protection to the Contract's underlying Money Market Trust that applies to any participating publicly offered money market fund, during extended periods of low interest rates, and due in part to insurance charges, the yields on the Money Market Sub-Account may become extremely low and possibly negative.


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* Notwithstanding the Program's protection against negative valuations in a
Money Market Fund, the returns of the Money Market Sub-Account in your Contract may become extremely low or possibly negative if the interest rates earned by the Money Market Fund are not sufficient to offset your Contract expense deductions.


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For more information about the Program and how it may affect you as a Contract
Owner, please call John Hancock Annuities at 1-800-344-1029.


                        SUPPLEMENT DATED OCTOBER 28, 2008


333-81103     033-82646     333-84767
002-38827     033-82648     333-81127
033-34813     033-64947
033-15672     333-84769